POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that Ita Josette Ades, individually and in her capacity as custodian under the Uniform Gifts to Minors Act for the accounts of her daughter Rebecca Ades at Ladenburg Thalman & Co. Inc., constitutes and appoints Alan Ades, Albert Erani and Ezra G. Levin, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to execute any and all documents or instruments and take any and all other actions as he shall deem appropriate in connection with any matter relating to the filing of a Schedule 13D with the United States Securities and Exchange Commission in connection with the acquisition of common stock of Organogenesis, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned agrees to hold the attorney-in-fact free and harmless from any and all loss, claim, damage or other liability which she may sustain as a result of any action taken in good faith hereunder.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on January 21, 1997.


                                               /s/ Ita Josette Ades
                                               --------------------
                                               Ita Josette Ades

STATE of                   |
                           | ss.:
COUNTY of                  |



         BE IT KNOWN, That on the ___ day of January, 1997 before me, __________ personally came and appeared Ita Josette Ades, to me known, and known to me to be the individual described in, and who executed the foregoing Power of Attorney, and she acknowledged to me that she executed same.


                                             ----------------------------------
[SEAL]

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that Barbara Erani, individually and in her capacity as custodian under the Uniform Gifts to Minors Act for the accounts of her children Robert Erani, David Erani and Emily Erani at Ladenburg Thalman & Co. Inc., constitutes and appoints Alan Ades, Albert Erani and Ezra G. Levin, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to execute any and all documents or instruments and take any and all other actions as he shall deem appropriate in connection with any matter relating to the filing of a Schedule 13D with the United States Securities and Exchange Commission in connection with the acquisition of common stock of Organogenesis, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned agrees to hold the attorney-in-fact free and harmless from any and all loss, claim, damage or other liability which she may sustain as a result of any action taken in good faith hereunder.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on January 21, 1997.


                                                  /s/ Barbara Erani
                                                  -----------------
                                                  Barbara Erani

STATE of                   |
                           | ss.:
COUNTY of                  |



         BE IT KNOWN, That on the ___ day of January, 1997 before me, __________ personally came and appeared Barbara Erani, to me known, and known to me to be the individual described in, and who executed the foregoing Power of Attorney, and she acknowledged to me that she executed same.



                                             ----------------------------------
[SEAL]

                                POWER OF ATTORNEY



         KNOW ALL PERSONS BY THESE PRESENTS, that Albert Erani, individually and in his capacity as custodian under the Uniform Gifts to Minors Act for the accounts of his children Robert Erani, David Erani and Emily Erani at Ladenburg Thalman & Co. Inc., constitutes and appoints Alan Ades, Albert Erani and Ezra G. Levin, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place and stead, in any and all capacities, to execute any and all documents or instruments and take any and all other actions as he shall deem appropriate in connection with any matter relating to the filing of a Schedule 13D with the United States Securities and Exchange Commission in connection with the acquisition of common stock of Organogenesis, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned agrees to hold the attorney-in-fact free and harmless from any and all loss, claim, damage or other liability which he may sustain as a result of any action taken in good faith hereunder.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on January 21, 1997.


                                               /s/ Albert Erani
                                               ----------------
                                               Albert Erani

STATE of                   |
                           | ss.:
COUNTY of                  |



         BE IT KNOWN, That on the ___ day of January, 1997 before me, __________ personally came and appeared Albert Erani, to me known, and known to me to be the individual described in, and who executed the foregoing Power of Attorney, and he acknowledged to me that he executed same.



                                             ----------------------------------
[SEAL]

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that Dennis Erani, individually and in his capacity as custodian under the Uniform Gifts to Minors Act for the accounts of his children Robert H. and Emily G. Erani at Ladenburg Thalman & Co. Inc., constitutes and appoints Alan Ades, Albert Erani and Ezra G. Levin, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place and stead, in any and all capacities, to execute any and all documents or instruments and take any and all other actions as he shall deem appropriate in connection with any matter relating to the filing of a Schedule 13D with the United States Securities and Exchange Commission in connection with the acquisition of common stock of Organogenesis, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned agrees to hold the attorney-in-fact free and harmless from any and all loss, claim, damage or other liability which he may sustain as a result of any action taken in good faith hereunder.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on January 21, 1997.


                                                      /s/ Dennis Erani
                                                      ----------------
                                                      Dennis Erani

STATE of                   |
                           | ss.:
COUNTY of                  |



                  BE IT KNOWN, That on the ___ day of January, 1997 before me, __________ personally came and appeared Dennis Erani, to me known, and known to me to be the individual described in, and who executed the foregoing Power of Attorney, and he acknowledged to me that he executed same.



                                             ----------------------------------
[SEAL]

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that Robert Ades, constitutes and appoints Alan Ades, Albert Erani and Ezra G. Levin, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place and stead, in any and all capacities, to execute any and all documents or instruments and take any and all other actions as he shall deem appropriate in connection with any matter relating to the filing of a
Schedule 13D with the United States Securities and Exchange Commission in connection with the acquisition of common stock of Organogenesis, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned agrees to hold the attorney-in-fact free and harmless from any and all loss, claim, damage or other liability which he may sustain as a result of any action taken in good faith hereunder.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on January 21, 1997.


                                            /s/ Robert Ades
                                            ---------------
                                            Robert Ades

STATE of                   |
                           | ss.:
COUNTY of                  |



         BE IT KNOWN, That on the ___ day of January, 1997 before me, __________ personally came and appeared Robert Ades, to me known, and known to me to be the individual described in, and who executed the foregoing Power of Attorney, and he acknowledged to me that he executed same.


                                             ----------------------------------
[SEAL]

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that Maurice Ades, constitutes and appoints Alan Ades, Albert Erani and Ezra G. Levin, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place and stead, in any and all capacities, to execute any and all documents or instruments and take any and all other actions as he shall deem appropriate in connection with any matter relating to the filing of a
Schedule 13D with the United States Securities and Exchange Commission in connection with the acquisition of common stock of Organogenesis, Inc., granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         The undersigned agrees to hold the attorney-in-fact free and harmless from any and all loss, claim, damage or other liability which he may sustain as a result of any action taken in good faith hereunder.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on January 21, 1997.


                                               /s/ Maurice Ades
                                               ----------------
                                               Maurice Ades

STATE of                   |
                           | ss.:
COUNTY of                  |

         BE IT KNOWN, That on the ___ day of January, 1997 before me, __________ personally came and appeared Maurice Ades, to me known, and known to me to be the individual described in, and who executed the foregoing Power of Attorney, and he acknowledged to me that he executed same.


                                             ----------------------------------
[SEAL]